Exhibit 99.1

LiveVox Announces Third Quarter 2023 Financial Results and Updates Full Year Guidance

SAN FRANCISCO, CA – November 9, 2023 - LiveVox Holdings, Inc. (“LiveVox” or the “Company”) (NASDAQ: LVOX), a leading global enterprise cloud communications company, today announced financial results for its third quarter ended September 30, 2023. For a detailed summary of the financial results, please see our Form 10-Q posted at our investor relations site investors.livevox.com/sec-filings.

As previously disclosed, on October 3, 2023, the Company agreed to be acquired by a wholly owned subsidiary of NICE, Ltd. (the “Merger”). A copy of the press release announcing the Merger and supplemental materials can be found on the Company’s investor relations website at investors.livevox.com/news-events/press-releases. Additional details and information about the transactions are available in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 4, 2023, as well as in subsequent filings made with the SEC. The Merger is subject to regulatory approvals in addition to the satisfaction of customary closing conditions.

Given the announced Merger, the Company will not host an earnings conference call.

Updated Full Year Guidance
In determining the financial guidance to provide to investors, the Company considered its recent business trends and financial results, current growth plans, strategic initiatives and global economic outlook. LiveVox emphasizes that the guidance provided is subject to various important cautionary factors referenced in the section entitled “Forward-Looking Statements” below.

As such, LiveVox is providing guidance for its full year 2023 as follows:

Total revenue for Fiscal Year 2023 is now expected to be in the range of $142 million to $143 million.

The Company is not providing updated guidance on adjusted EBITDA and withdraws its previous guidance relating to adjusted EBITDA.

About LiveVox
LiveVox (NASDAQ: LVOX) is a proven cloud CCaaS platform that helps business leaders redefine customer engagement and transform their contact center’s performance. Decision-makers use LiveVox to improve customer experience, boost agent productivity, empower their managers, and enhance their system orchestration capabilities. Everything needed to deliver game-changing results can be seamlessly integrated and configured to maximize your success: Omnichannel Communications, AI, a Contact Center CRM, and Workforce Engagement Management tools. For more than 20 years, clients of all sizes and industries have trusted LiveVox’s scalable and reliable cloud platform to power billions of omnichannel interactions every year. LiveVox is headquartered in San Francisco, with international offices in Medellin, Colombia and Bangalore, India. To stay up to date with everything LiveVox, follow us at @LiveVox, visit http://livevox.com or call one of our specialists at 844-386-5934.

Forward-Looking Statements

Certain statements made in this release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “should,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the pending Merger, expected revenue and growth expectations, and future financial results, including guidance for the 2023 full fiscal year. These statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside LiveVox’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Any such forward-looking statements are made pursuant to the safe harbor provisions available under applicable securities laws and speak only as of the date of this presentation. LiveVox assumes no obligation to update or revise any such forward-looking statements except as required by law.

Important factors, among others, that may affect actual results or outcomes include risks or liabilities assumed as a result of the proposed acquisition of the Company pursuant to the Merger; our expectations regarding the timing and completion of the Merger; the business, operations and financial performance of the Company, including market conditions and global and economic factors beyond the Company’s control, such as a tight labor market, inflationary pressures, rising interest rates, volatility in foreign exchange rates, supply chain constraints, recessionary fears, and global impacts from armed conflicts and wars as well as governmental sanctions imposed in response; the high level of competition in the cloud contact center industry and the intense competition and competitive pressures from other companies in the industry in which the Company operates; the effect of legal, tax and regulatory changes, the Company's reliance on third-party telecommunications and internet service providers and aggregators to provide its products and for other aspects of its business; the Company’s ability to complete the Merger, raise financing or complete acquisitions in the future; the Company’s success in retaining or recruiting, or changes required in, its officers, key employees or directors; the future financial performance of the Company; the outcome of any legal proceedings that may be instituted against the Company; reliance on information systems and the ability to properly maintain the confidentiality and integrity of data; the occurrence of cyber incidents or a deficiency in cybersecurity protocols; the Company’s ability to maintain its listing on The Nasdaq Stock Market LLC (“NASDAQ”), including its ability to comply with the requirement that the bid price for the Class A common stock be above $1.00 for a period of 30 consecutive trading days; the ability to obtain third-party software licenses for use in or with the Company’s products; as well as those factors described under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation” and elsewhere in the Company’s most recent filings with the SEC, including the Company’s most recently filed reports on Form 10-K and Form 10-Q and subsequent filings.

The information contained in this press release is summary information that is intended to be considered in the context of LiveVox’s SEC filings and other public announcements that LiveVox may make, by press release or otherwise, from time to time. LiveVox also uses its website to distribute company information, including performance information, and such information may be deemed material. Accordingly, investors should monitor LiveVox’s website (http://www.livevox.com). LiveVox undertakes no duty or obligation to publicly update or revise the forward-looking statements or other information contained in this presentation. These materials contain information about LiveVox and its affiliates and certain of their respective personnel and affiliates, information about their respective historical performance and general information about the market. You should not view information related to the past performance of LiveVox or information about the market, as indicative of future results, the achievement of which cannot be assured.

Consolidated Statements of Operations and Comprehensive Loss
(Unaudited) (In thousands, except per share data)

	For the three months ended September 30,		For the nine months ended September 30,
	2023	2022	2023	2022
Revenue	$35,352	$35,253	$107,593	$100,333
Cost of revenue	11,274	12,893	35,676	39,073
Gross profit	24,078	22,360	71,917	61,260
Operating expenses
Sales and marketing expense	10,988	13,759	35,761	42,795
General and administrative expense	10,057	7,255	28,621	22,855
Research and development expense	7,340	7,553	22,182	24,210
Total operating expenses	28,385	28,567	86,564	89,860
Loss from operations	(4,307)	(6,207)	(14,647)	(28,600)
Interest expense, net	1,036	896	3,458	2,390
Change in the fair value of warrant liability	50	350	(133)	(134)
Other expense, net	407	160	295	209
Total other expense, net	1,493	1,406	3,620	2,465
Pre-tax loss	(5,800)	(7,613)	(18,267)	(31,065)
Provision for (benefit from) income taxes	(53)	159	338	474
Net loss	$(5,747)	$(7,772)	$(18,605)	$(31,539)
Comprehensive loss
Net loss	$(5,747)	$(7,772)	$(18,605)	$(31,539)
Other comprehensive income (loss), net of tax
Foreign currency translation adjustment	38	(159)	244	(361)
Net unrealized gain (loss) on marketable securities	103	(316)	689	(1,492)
Total other comprehensive income (loss), net of tax	141	(475)	933	(1,853)
Comprehensive loss	$(5,606)	$(8,247)	$(17,672)	$(33,392)
Net loss per share
Net loss per share—basic and diluted	$(0.06)	$(0.08)	$(0.20)	$(0.34)
Weighted average shares outstanding—basic and diluted	94,372	92,351	93,598	91,800

Consolidated Balance Sheets
(In thousands, except per share data)

	As of
	September 30, 2023	December 31, 2022
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$13,208	$20,742
Marketable securities—available for sale debt securities, current (amortized cost of $44,914 and $49,593 as of September 30, 2023 and December 31, 2022, respectively)	44,192	48,182
Accounts receivable, net of allowance of credit losses of $2,487 and $1,459 as of September 30, 2023 and December 31, 2022, respectively	23,807	21,447
Deferred sales commissions, current	3,531	3,171
Prepaid expenses and other current assets	6,925	5,211
Total current assets	91,663	98,753
Property and equipment, net	1,927	2,618
Goodwill	47,481	47,481
Intangible assets, net	14,254	16,655
Operating lease right-of-use assets	3,237	4,920
Deposits and other	406	371
Deferred sales commissions, net of current	7,676	7,356
Deferred tax asset, net	20	1
Total assets	$166,664	$178,155

LIABILITIES & STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$5,602	$5,987
Accrued expenses	12,180	12,399
Deferred revenue, current	1,303	1,318
Term loan, current	1,823	982
Operating lease liabilities, current	1,207	1,655
Finance lease liabilities, current	—	11
Total current liabilities	22,115	22,352
Deferred revenue, net of current	450	338
Term loan, net of current	52,166	53,585
Operating lease liabilities, net of current	2,909	3,649
Warrant liability	500	633
Other long-term liabilities	361	363
Total liabilities	78,501	80,920

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.0001 par value per share; 25,000 shares authorized and none issued and outstanding as of September 30, 2023 and December 31, 2022.	—	—

Common stock, $0.0001 par value per share; 500,000 shares authorized and 94,469 shares issued and outstanding as of September 30, 2023; 500,000 shares authorized and 92,729 shares issued and outstanding as of December 31, 2022.	9	9
Additional paid-in capital	273,519	264,919
Accumulated other comprehensive loss	(1,263)	(2,196)
Accumulated deficit	(184,102)	(165,497)
Total stockholders’ equity	88,163	97,235
Total liabilities & stockholders’ equity	$166,664	$178,155

Consolidated Statements of Cash Flows
(Unaudited) (Dollars in thousands)

	For the nine months ended September 30,
	2023	2022
Operating activities:
Net loss	$(18,605)	$(31,539)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	706	873
Amortization of identified intangible assets	2,401	2,677
Amortization of deferred debt issuance costs	143	81
Amortization of deferred sales commissions	2,702	2,312
Non-cash lease expense	986	1,369
Stock-based compensation expense	9,871	8,878
Credit loss expense	1,060	373
Loss on disposition or impairment of asset	773	13
Deferred income tax benefit	(19)	(133)
Net realized loss on sale of marketable securities	83	42
Amortization of premium paid on marketable securities	54	346
Change in the fair value of the warrant liability	(133)	(134)
Changes in assets and liabilities
Accounts receivable	(3,420)	(498)
Other assets	(1,749)	1,249
Deferred sales commissions	(3,381)	(3,340)
Accounts payable	(386)	(2,369)
Accrued expenses	222	(1,945)
Deferred revenue	97	(71)
Operating lease liabilities	(1,189)	(1,467)
Net cash used in operating activities	(9,784)	(23,283)
Investing activities:
Purchases of property and equipment	(69)	(880)
Purchases of marketable securities	(19,802)	(9,459)
Proceeds from sale of marketable securities	11,588	3,451
Proceeds from maturities and principal paydowns of marketable securities	12,755	5,961
Net cash provided by (used in) investing activities	4,472	(927)
Financing activities:
Repayments on loan payable	(421)	(421)
Proceeds from drawdown on line of credit	320	—
Repayments of drawdown on line of credit	(320)	—
Payments of debt issuance costs	(299)	—
Repayments on finance lease obligations	(11)	(19)
Payments of employees’ withholding taxes on net share settlement of stock-based awards	(1,509)	(513)
Proceeds from the structured payable arrangement	—	1,311
Principal payments under the structured payable arrangement	(441)	(435)

Net transfer from LiveVox TopCo	237	—
Net cash used in financing activities	(2,444)	(77)
Effect of foreign currency translation	222	(336)
Net decrease in cash, cash equivalents and restricted cash	(7,534)	(24,623)
Cash, cash equivalents, and restricted cash beginning of period	20,742	47,317
Cash, cash equivalents, and restricted cash end of period	$13,208	$22,694

	For the nine months ended September 30,
	2023	2022
Supplemental disclosure of cash flow information:
Interest paid	$4,130	$2,619
Income taxes paid	1,005	345
Supplemental schedule of non-cash investing activities:
Net unrealized loss (gain) on marketable securities	$(689)	$1,492
Additional right-of-use assets	—	1,261

Reconciliation of cash, cash equivalents and restricted cash to the consolidated balance sheets (dollars in thousands):

	As of September 30,
	2023	2022
Cash and cash equivalents	$13,208	$22,594
Restricted cash, current	—	100
Total cash, cash equivalents and restricted cash	$13,208	$22,694

Non-GAAP Financial Measures
Management uses non-GAAP financial measures to evaluate operating performance. We believe non-GAAP financial measures provide useful information to investors and others to understand and evaluate our operating results in the same manner as our management and board of directors and allows for better comparison of financial results among our competitors.

There are material limitations associated with the use of non-GAAP financial measures since they exclude significant expenses and income that are required by GAAP to be recorded in our financial statements. The definitions of our non-GAAP measures may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may utilize metrics that are not similar to ours. We compensate for these limitations by analyzing current and future results on a GAAP basis as well as a non-GAAP basis and by providing specific information regarding the GAAP items excluded from these non-GAAP financial measures.

Adjusted EBITDA
We monitor Adjusted EBITDA, a non-generally accepted accounting principle (“Non-GAAP”) financial measure, to analyze our financial results and believe that it is useful to investors, as a supplement to U.S. GAAP measures, in evaluating our ongoing operational performance and enhancing an overall understanding of our past financial performance. We believe that Adjusted EBITDA helps illustrate underlying trends in our business that could otherwise be masked by the effect of the income or expenses that we exclude from Adjusted EBITDA. Furthermore, we use this measure to establish budgets and operational goals for managing our business and evaluating our performance. We also believe that Adjusted EBITDA provides an additional tool for investors to use in comparing our recurring core business operating results over multiple periods with other companies in our industry. Adjusted EBITDA should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with U.S. GAAP, and our calculation of Adjusted EBITDA may differ from that of other companies in our industry. We compensate for the inherent limitations associated with using Adjusted EBITDA through disclosure of these limitations, presentation of our consolidated financial statements in accordance with U.S. GAAP and reconciliation of Adjusted EBITDA to the most directly comparable U.S. GAAP measure, net loss. We calculate Adjusted EBITDA as net loss before (i) depreciation and amortization, (ii) long-term equity incentive bonus, (iii) stock-based compensation expense, (iv) interest income or expense, net, (v) change in the fair value of warrant liability, (vi) other income or expense, net, (vii) benefit from or provision for income taxes, and (viii) other items that do not directly affect what we consider to be our core operating performance.

Non-GAAP Gross Profit and Non-GAAP Gross Margin Percentage
U.S. GAAP defines gross profit as revenue less cost of revenue. Cost of revenue includes all expenses associated with our various product offerings. We define Non-GAAP gross profit as gross profit after adding back the following items: (i) depreciation and amortization; (ii) long-term equity incentive bonus and stock-based compensation expense; and (iii) restructuring cost. We add back depreciation and amortization, long-term equity incentive bonus and stock-based compensation expense, and restructuring cost because they are one-time or non-cash items. We eliminate the impact of these one-time or non-cash items because we do not consider them indicative of our core operating performance. Their exclusion facilitates comparisons of our operating performance on a period-to-period basis. Therefore, we believe showing Non-GAAP gross margin to remove the impact of these one-time or non-cash expenses is helpful to investors in assessing our gross profit and gross margin performance in a way that is similar to how management assesses our performance. We calculate Non-GAAP gross margin percentage by dividing Non-GAAP gross profit by revenue, expressed as a percentage of revenue.

Management uses Non-GAAP gross profit and Non-GAAP gross margin percentage to evaluate operating performance and to determine resource allocation among our various product offerings. We believe Non-GAAP gross profit and Non-GAAP gross margin percentage provide useful information to investors and others to understand and evaluate our operating results in the same manner as our management and board of directors and allows for better comparison of financial results among our competitors. Non-GAAP gross profit and Non-GAAP gross margin percentage may not be comparable to similarly titled measures of other companies because other companies may not calculate Non-GAAP gross profit and Non-GAAP gross margin percentage or similarly titled measures in the same manner as we do.

Please see tables below for a reconciliation of non-GAAP measures to the most directly comparable GAAP measures for the periods presented.

GAAP Net Loss to Adjusted EBITDA
(Unaudited) (Dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Net loss	$(5,747)	$(7,772)	$(18,605)	$(31,539)
Non-GAAP adjustments:
Depreciation and amortization	1,025	1,119	3,106	3,550
Long-term equity incentive bonus and stock-based compensation expense	3,980	2,976	9,871	8,878
Interest expense, net	1,036	896	3,458	2,390
Change in the fair value of warrant liability	50	350	(133)	(134)
Other expense, net	407	160	295	209
Acquisition and financing related fee and expense	—	—	—	10
Transaction-related cost	1,431	98	1,431	281
Provision for (benefit from) income taxes	(53)	159	338	474
Restructuring cost	—	521	3,526	521
Other non-recurring expenses	329	—	1,095	—
Adjusted EBITDA	$2,458	$(1,493)	$4,382	$(15,360)

GAAP Gross Profit to Non-GAAP Gross Profit
(Unaudited) (Dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Gross profit	$24,078	$22,360	$71,917	$61,260
Depreciation and amortization	299	343	908	1,295
Long-term equity incentive bonus and stock-based compensation expense	351	284	716	999
Restructuring cost	—	400	1,155	400
Non-GAAP gross profit	$24,728	$23,387	$74,696	$63,954

Gross margin %	68.1%	63.4%	66.8%	61.1%
Non-GAAP gross margin %	69.9%	66.3%	69.4%	63.7%

Stock-based compensation expenses included in our results of operations for the three and nine months ended September 30, 2023 and 2022 are as follows (dollars in thousands):

	Three Months Ended September 30, (unaudited)		Nine Months Ended September 30, (unaudited)
	2023	2022	2023	2022
Cost of revenue	$351	$284	$716	$999
Sales and marketing expense	748	706	1,624	2,184
General and administrative expense	1,607	1,055	4,496	2,655
Research and development expense	1,274	931	3,035	3,040
Total stock-based compensation expenses	$3,980	$2,976	$9,871	$8,878

Contacts
Investor Contacts:
Alexis Waadt
awaadt@livevox.com

Ryan Gardella
livevoxIR@icrinc.com

Press Contacts:
Nick Bandy
nbandy@livevox.com

Katie Creaser
livevoxPR@icrinc.com

Source: LiveVox Holdings, Inc.